UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 23, 2023

NEPTUNE WELLNESS SOLUTIONS INC.

(Exact name of Registrant as Specified in Its Charter)

Quebec	001-33526	00-0000000
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

545 Promenade du Centropolis Suite 100
Laval, Quebec, Canada		H7T 0A3
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 450 687-2262

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, no par value per share	NEPT	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On August 23, 2023, an arbitrator awarded PMGSL Holdings, LLC ("PMGSL") $2.2 million as well as certain attorneys' fees and expenses, totaling in the aggregate approximately $4 million, which includes pre-award interest. While the arbitrator dismissed PMGSL’s primary claim seeking damages in the high eight figures, the arbitrator found that Neptune failed to provide administrative assistance in removing legends on common shares issued to PMGSL and failed to pay severance to Peter Galloway upon his termination from the Company. Neptune’s claims against PMGSL were dismissed. The award is required to be paid by Neptune Wellness Solutions Inc. (the “Company) by September 29, 2023, and if unpaid will accrue post-award interest at 10.5% per annum simple interest until payment. The award was made pursuant to a binding arbitration arising from a previously disclosed dispute under the Asset Purchase Agreement between the Company and PMGSL in connection with the Company's acquisition of Sugarleaf Labs, Inc. The Company strongly disagrees with this award and intends to challenge it in the appropriate forum.

Forward-Looking Statement Disclaimer

This report contains forward-looking statements within the meaning of federal securities laws. All statements other than statements of historical fact are considered forward-looking statements including, without limitation, statements regarding a challenge to the award. These forward-looking statements involve a number of risks, uncertainties, assumptions and other factors that could affect future results and cause actual results and events to differ materially from historical and expected results and those expressed or implied in the forward-looking statements, including, but not limited to, that there can be no assurance that Neptune will prevail in any challenge to the award or any other proceedings relating to this dispute or regarding the impact of such proceedings.

Other important risk factors that could affect the outcome of the events set forth in these statements and that could affect Neptune's operating results and financial condition are discussed in the Company's Annual Report on Form 10-K for the year ended March 31, 2023, and in its subsequent filings with the Securities and Exchange Commission made prior to or after the date hereof. Neptune aundertakes no obligation to review or update any forward-looking statements to reflect events or circumstances occurring after the date of this report.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Neptune Wellness Solutions Inc.

Date:	August 25, 2023	By:	/s/ Lisa Gainsborg
Lisa Gainsborg Interim Chief Financial Officer